EXHIBIT 99.3

TRANS UNION LLC

TRANSUNION FINANCING CORPORATION

Solicitation of Consents to the Proposed Amendments to the Indenture

Relating to the $645,000,000 of 11 3/8% Senior Notes due 2018

(CUSIP No. 893342AC9)

Consent Letter

(to be used by DTC Participants only)

Pursuant to the Consent Solicitation Statement, dated February 17, 2012

The Consent Solicitation will expire at 5:00 p.m., New York City time, on February 27, 2012 (such date and time, as the Issuers may extend from time to time, the “Expiration Time”). Consents may only be revoked under the circumstances described in the Consent Solicitation Statement and this Consent Letter. The Depository Trust Company (“DTC”) participants who hold Notes as of the Record Date (“Holders”) and desire to consent to the Proposed Amendments must validly deliver (and not validly revoke) their Consents at or prior to the Expiration Time. All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Issuers’ Consent Solicitation Statement, dated February 17, 2012 (the “Consent Solicitation Statement”).

The Information and Tabulation Agent for the Consent Solicitation is:

MacKenzie Partners, Inc.

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission: 212-929-0308 (for eligible institutions only)

MacKenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 Attn: Simon Coope	To confirm receipt of facsimile by telephone: 800-322-2885

Delivery of this Consent Letter to an address other than as set forth above, or transmission of instructions via a fax number other than as listed above, will not constitute a valid delivery. Any questions or requests for assistance or additional copies of this Consent Letter may be directed to the Information and Tabulation Agent at the telephone numbers and address set forth above. A Holder of Notes may also contact the Solicitation Agents at their telephone numbers set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

The Solicitation Agents for the Consent Solicitation are:

Goldman Sachs & Co. Liability Management Group 200 West Street, 7th Floor New York, New York 10282 (800) 828-3182 (toll free) (212) 902-5183 (collect)	Deutsche Bank Securities Inc. Liability Management Group 60 Wall Street New York, New York 10005 (855) 287-1922 (toll free) (212) 250-7527 (collect)

Note: signatures must be provided below

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

This Consent Letter is to be used by Holders of outstanding 11 3/8% Senior Notes due 2018 (the “Notes”) of Trans Union LLC and TransUnion Financing Corporation (collectively, the “Issuers”).

In order to cause a Consent to be given with respect to Notes held by a Holder, the Holder must complete, sign and date this Consent Letter, and mail or deliver it to the Information and Tabulation Agent at its address or facsimile set forth on the back cover page of this Consent Letter for delivery before the Expiration Time pursuant to the procedures set forth herein and in the Consent Solicitation Statement. DTC will issue an “omnibus proxy” authorizing the DTC Participants as of the Record Date (as set forth in a securities position listing of DTC as of the Record Date) to execute Consents with respect to those Notes as if those DTC Participants were the holders of record of those Notes as of the Record Date. Accordingly, the Issuers will deem those DTC Participants for purposes hereof to be holders of record of those Notes as of the Record Date, and the Issuers will deem Consents executed by those DTC Participants or their duly appointed proxies with respect to those Notes (or Agent’s Messages transmitted by DTC in lieu thereof, as defined below) to be valid Consents with respect to those Notes.

Holders who desire to deliver Consents pursuant to the Consent Solicitation are required to deliver their Consents to the Information and Tabulation Agent to arrive on or prior to the Expiration Time.

You should complete, execute and deliver this Consent Letter to indicate the action you desire to take with respect to the Consent Solicitation.

List below the Notes to which this Consent Letter relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Consent Letter.

DESCRIPTION OF NOTES

Name(s) and Address(es) of Registered Holder(s) or Name of DTC Participant and Participant’s DTC Account number in which Notes are Held (Please fill in blank)	Certificate Number(s)	Aggregate Principal Amount Represented	Principal Amount as to which Consents are Given (Complete only if less than entire aggregate principal amount)[1]

Total Principal Amount of Delivered Consents

The names and addresses of the registered Holders should be printed, if not already printed above, exactly as they appear on the certificates representing Notes for which Consents are delivered hereby. The Notes and the principal amount of Notes for which the undersigned wishes to deliver Consents should be indicated in the appropriate boxes.

[1]

Unless otherwise indicated in the column labeled “Principal Amount as to which Consents are Given,” the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount Represented.”

Ladies and Gentlemen,

Upon the terms and subject to the conditions set forth in the Consent Solicitation Statement, receipt of which is hereby acknowledged, and in accordance with this Consent Letter, the undersigned hereby consents to the Proposed Amendments with respect to the aggregate principal amount of Notes indicated in the table above entitled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given.” The undersigned hereby irrevocably constitutes and appoints the Information and Tabulation Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Information and Tabulation Agent also acts as the agent of the Issuers) with respect to such Consents with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to deliver to the Issuers this Consent Letter as evidence of the undersigned’s Consent to the Proposed Amendments and as certification that Requisite Consents to the Proposed Amendments duly executed by Holders have been received, all in accordance with the terms and conditions of the Consent Solicitation as described in the Consent Solicitation Statement.

The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consent to the Proposed Amendments (with respect to the principal amount of Notes indicated in the table above entitled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given”).

If the undersigned is not the registered Holder of the Notes listed in the box above labeled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given” or such Holder’s legal representative or attorney-in-fact, then in order to consent validly, the undersigned must obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned’s legal representative or attorney-in-fact) to deliver Consents in respect of such Notes on behalf of the Holder thereof, and such proxy must be delivered with this Consent Letter.

The undersigned understand(s) that valid delivery of Consents pursuant to any of the procedures described in the Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Consent Solicitation. For purposes of the Consent Solicitation, Consents received by the Information and Tabulation Agent will be deemed to have been accepted if, as and when (i) the Supplemental Indenture is executed, and (ii) the Issuers have accepted the Consents pursuant to the Consent Solicitation. The undersigned agrees and acknowledges that, pursuant to the terms of the Consent Solicitation, no Consent Payments will be made if the Merger is not consummated on or prior to April 30, 2012 (as such date may be extended pursuant to the Merger Agreement).

The undersigned hereby represents and warrants that the undersigned has full power and authority to give the Consent contained herein. The undersigned will, upon request, execute and deliver any additional documents deemed by the Information and Tabulation Agent or by the Issuers to be necessary or desirable to perfect the undersigned’s Consent to the Proposed Amendments or to complete the execution of the Amendments.

All authority conferred or agreed to be conferred by this Consent Letter shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

All questions as to the form of all documents and the validity (including time of receipt) and deliveries of Consents will be determined by the Issuers, in their sole discretion, which determination shall be final and binding.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Consent Solicitation

1. Signature Guarantees. Signatures on this Consent Letter must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a “Medallion Signature Guarantor”), unless the Consents delivered hereby are delivered by a registered Holder (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) that has not completed the box entitled “Special Issuance/Delivery Instructions” on this Consent Letter. If the Notes are registered in the name of a person other than the signer of this Consent Letter, then the signatures on this Consent Letter must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

2. Delivery of Consent Letter. This Consent Letter may only be executed by DTC Participants and is to be completed by Holders if Consents are to be delivered. All properly completed and duly executed Consent Letters (or a copy thereof) and any other documents required by this Consent Letter must be received by the Information and Tabulation Agent at its address or facsimile set forth herein on or prior to the Expiration Time in order to consent to the Proposed Amendments. This Consent Letter should be delivered to the Information and Tabulation Agent. Delivery to the Issuers, the Parent, the Subsidiary Guarantors, the Trustee or DTC does not constitute delivery to the Information and Tabulation Agent.

The method of delivery of this Consent Letter and all other required documents is at the option and risk of the consenting Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Information and Tabulation Agent on or before the Expiration Time.

No alternative, conditional or contingent Consents will be accepted. All consenting Holders, by execution of this Consent Letter (or a copy thereof), waive any right to receive any notice of the acceptance of their Consents.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes for which Consents are delivered should be listed on a separate signed schedule attached hereto.

4. Partial Consents. If Holders wish to consent with respect to less than the entire principal amount evidenced by any Notes submitted, such Holders must fill in the principal amount of Notes for which Consents are to be delivered in the box above labeled “Description of Notes” under the column heading “Principal Amount as to which Consents are Given.” The entire principal amount that is represented by Notes listed will be deemed to have been consented to the Proposed Amendments with respect to the entire principal amount of such Notes, unless otherwise indicated.

5. Signature on Consent Letter. If this Consent Letter is signed by the registered Holders of Notes for which the Consents are delivered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent Letter is signed by a participant in DTC whose name is shown as the owner of the Notes for which Consents are delivered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Notes.

If any of the Notes for which Consents are delivered hereby are registered in the name of two or more Holders, all such Holders must sign this Consent Letter. If any of the Notes for which Consents are delivered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Consents Letters as there are different registrations of certificates.

If this Consent Letter or any Notes or instrument of transfer is signed by a proxy, trustee, executor, other administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuers of such person’s authority to so act must be submitted.

6. Special Issuance and Delivery Instructions. If a payment is to be issued in the name of a person other than the signer of this Consent Letter, or sent to an address other than that shown above, the “Special Issuance/Delivery Instructions” box on this Consent Letter should be completed.

7. Waiver of Conditions. The conditions of the Consent Solicitation may be amended or waived by the Issuers, in whole or in part, at any time and from time to time in the Issuers’ sole discretion, in the case of any Consents delivered.

8. IRS Form W-9 and Form W-8.

To comply with Treasury Department Circular 230, you are hereby notified that: (a) any discussion of United States federal tax issues in this Consent Letter is not intended or written to be used, and cannot be used by you, for the purpose of avoiding penalties that may be imposed on you under the Code; (b) any such discussion is included herein by the Issuers in connection with the promotion or marketing (within the meaning of Circular 230) by the Issuers of the transactions or matters addressed herein; and (c) you should seek advice based on your particular circumstances from an independent tax advisor.

Each U.S. Beneficial Owner (as defined in the Consent Solicitation Statement) is required to provide a correct taxpayer identification number (“TIN”), which is generally such Beneficial Owner’s social security or federal employer identification number, and with certain other information, on the Internal Revenue Service (“IRS”) Form W-9 (which is included in this Consent Letter), and to certify that such Beneficial Owner is not subject to backup withholding. Failure to provide the correct information on the payee Form W-9 may subject the consenting U.S. Beneficial Owner to a $50 penalty imposed by the IRS and 28% federal income tax backup withholding on the Consent Payment. If a TIN is not provided by the time of payment, backup withholding will apply to a Consent Payment. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of the payee subject to backup withholding will be generally reduced by the amount of tax withheld, and if withholding results in an overpayment of taxes, a refund may generally be obtained from the IRS provided that the required information is timely provided to the IRS.

Certain Beneficial Owners are not subject to these backup withholding and reporting requirements. In order to avoid backup withholding, exempt U.S. Beneficial Owners should indicate their exempt status on an IRS Form W-9. A non-U.S. Beneficial Owner (as defined in the Consent Solicitation Statement) may establish such Beneficial Owner’s status as an exempt recipient by submitting a properly completed IRS Form W-8BEN, Form W-8ECI and/or Form W-8IMY (which can be obtained from the Information and Tabulation Agent or from the IRS website at http://www.irs.gov) or a suitable substitute form attesting to such Beneficial Owner’s non-U.S. status. Although non-U.S. Beneficial Owners that properly attest as to their non-U.S. status would generally be exempt from backup withholding, they may nevertheless be subject to United States federal withholding tax at a rate of 30% on the Consent Payment, unless (i) a United States tax treaty either eliminates or reduces such withholding tax with respect to the Consent Payment paid to the non-U.S. Beneficial Owner and the non-U.S. Beneficial Owner provides a properly executed IRS Form W-8 BEN or (ii) the non-U.S. Beneficial Owner is engaged in the conduct of a trade or business in the United States with which the receipt of the Consent Payment is effectively connected and provides a properly executed IRS Form W-8ECI. Non-U.S. Beneficial Owners should consult their tax advisors regarding the availability of a refund of any United States federal withholding tax.

9. Request for Assistance or Additional Copies. Additional copies of the Consent Solicitation Statement or this Consent Letter may be directed to the Information and Tabulation Agent at its telephone number and location listed on the back cover page of this Consent Letter. A Holder may also contact the Solicitation Agents at their telephone number set forth on the back cover hereof or such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Consent Solicitation.

This Consent Letter (or a copy thereof), together with all other required documents, must be received by the Information and Tabulation Agent on or prior to the Expiration Time with respect to Holders wishing to consent to the Proposed Amendments.

PLEASE SIGN HERE

(To be completed by all consenting

Holders of Notes)

By completing, executing and delivering this Consent Letter, the undersigned hereby consents to the Proposed Amendments by delivering Consents, as noted in the box above, with respect to the principal amount of the Notes listed in the box above.

This Consent Letter must be signed by the registered Holder(s) exactly as the name(s) appear(s) on certificate(s) representing Notes or, if delivered, as the case may be, by a participant in DTC, exactly as such participant’s name appears on a security position listing as owner of Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by proxy, trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

Signature(s) of Registered Holder(s) or Authorized Signatory

(See guarantee requirement below)

Signature(s) of Holder(s) or Authorized Signatory

Dated

Name(s)
(Please Print)

DTC No:

Capacity

Address
(Including Zip)

Area Code and Telephone No.

Tax Identification or Social Security No.

Medallion Signature Guarantee

(If Required — See Instructions 1 and 5):

Authorized Signature

Name of Firm
(place seal here)

SPECIAL ISSUANCE / DELIVERY INSTRUCTIONS

(See Instructions 1, 5 and 6)

To be completed ONLY if the Consent Payment is to be sent to someone other than the person(s) whose signature(s) appear(s) within this Consent Letter or to an address different from that shown in the box entitled “Description of Notes” within this Consent Letter.

Name(s)
(Please Print)

Address
(Including Zip)

Area Code and Telephone No.

Tax Identification or Social Security No.

Print or type

See Specific Instructions on page 2.

Form W-9 (Rev. December 2011) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:	☐	Individual/ sole proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate
☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership)								▶			☐	Exempt payee
☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester’s name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–
or
Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. if applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

— An individual who is a U.S. citizen or U.S. resident alien,

— A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

— An estate (other than a foreign estate), or

— A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners’ share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10V231X	Form W-9 (Rev. 12-2011)

Form W-9 (Rev. 12-2011)	Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

— The U.S. owner of a disregarded entity and not the entity,

— The U.S. grantor or other owner of a grantor trust and not the trust, and

— The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see Special rules for partnerships on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Form W-9 (Rev. 12-2011)	Page 3

Other entities. Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt payee” box in the line following the “Business name/disregarded entity name,” sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 5 and 7 through 13. Also, C corporations.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000 [1]	Generally, exempt payees 1 through 7 [2]

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]

However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if item 1, below, and items 4 and 5 on page 4 indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt Payee on page 3.

Signature requirements. Complete the certification as indicated in items 1 through 3, below, and items 4 and 5 on page 4.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

Form W-9 (Rev. 12-2011)	Page 4

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]

You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4]

List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

— Protect your SSN,

— Ensure your employer is protecting your SSN, and

— Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

The Information and Tabulation Agent for the Consent Solicitation is:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, New York 10016

Call Toll-Free: (800) 322-2885

Call Collect: (212) 929-5500

Delivery of this Consent Letter should be directed to the Information and Tabulation Agent:

By Regular, Registered or Certified Mail; Hand or Overnight Delivery:	By Facsimile Transmission: 212-929-0308 (for eligible institutions only)

MacKenzie Partners, Inc. 105 Madison Avenue New York, New York 10016 Attn: Simon Coope	To confirm receipt of facsimile by telephone: 800-322-2885

Any questions or requests for assistance or additional copies of this Consent Letter may be directed to the Information and Tabulation Agent at the telephone numbers and address set forth above. A Holder of Notes may also contact the Solicitation Agents at their telephone numbers set forth below or such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

The Solicitation Agents for the Consent Solicitation are:

Goldman Sachs & Co. Liability Management Group 200 West Street, 7th Floor New York, New York 10282 (800) 828-3182 (toll free) (212) 902-5183 (collect)	Deutsche Bank Securities Inc. Liability Management Group 60 Wall Street New York, New York 10005 (855) 287-1922 (toll free) (212) 250-7527 (collect)